UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17
   --------------------------------------------------------------------------
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
   --------------------------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
                     ---------------------------------------
             (Exact name of sponsors as specified in their charters)

        New York                  333-130786-05                 13-3789046
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File              (IRS Employer
of incorporation of depositor)     Number of                  Identification
                                 issuing entity)             No. of depositor)

                  270 Park Avenue
                  New York, New York                               10017
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)          (Zip Code of
                                                                depositor)

Depositor's telephone number, including area code (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On November 28, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 28, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wells Fargo Bank, N.A., as master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC17, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC17 (the "Certificates"). The Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $2,330,773,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Banc of America Securities LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 16, 2006, by and among the Depositor and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 28, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 28, 2006                   J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.


                                          By:/s/ Charles Y. Lee
                                             -----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                                     Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

5                      Legality Opinion of Cadwalader,                  (E)
                       Wickersham & Taft LLP, dated
                       November 28, 2006.

8                      Tax Opinion of Cadwalader, Wickersham            (E)
                       & Taft LLP, dated November 28,
                       2006 (included as part of Exhibit 5).

23                     Consent of Cadwalader, Wickersham &              (E)
                       Taft LLP (included as part of Exhibit 5).